Focused on more. UMB Financial Second Quarter 2017 July 25, 2017 Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about the timeframe or amount of expected proceeds from the closing of the sale of Scout Investments. Inc. (Scout). Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

2Q 2017 Highlights

Earnings Summary – 2Q 2017 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include fair value adjustments on contingent consideration, acquisition expenses and non-acquisition related severance expense. See the non-GAAP reconciliations and additional information on these items on slides 5 through 7.

Net Operating Income Non-GAAP Reconciliation In this presentation, we provide information about net operating income, operating earnings per share-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, operating efficiency ratio, net income from discontinued operations-general operations, and earnings per share from discontinued operations-general operations, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled in the tables below and on the next two slides. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments, acquisition and severance-related items and divestiture costs that management does not believe reflect the Company’s fundamental operating performance. (continued on next page)

Operating Noninterest Expense & Efficiency Ratio Non-GAAP Reconciliation Operating ROE is calculated as net operating income, divided by the Company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the Company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses (i)-(iii) above. Operating efficiency ratio is calculated as the Company’s operating noninterest expense, net of amortization of other intangibles, divided by the Company’s total revenue (tax equivalent net interest income, plus noninterest income, less gains on sales of securities available for sale, net). Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisition of Reams Asset Management Company (Reams), (ii) expenses related to acquisitions, (iii) non-acquisition related severance expense, and (v) the tax impact of the previous adjustments, which is calculated using the Company’s marginal tax rate of 36%. The Company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the Company’s financial statements. Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(iii) and (v) above for the relevant period. (continued on next page)

Income from Discontinued Operations – General Operations Non-GAAP Reconciliation (i) Represents fair value adjustments to contingent consideration for the acquisition of Reams. (ii) Represents expenses related to acquisitions. (iii) Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of company performance. Severance expense for employees related to acquisitions is included in item (ii). (iv) Represents expenses related to the divestiture of Scout. (v) Calculated using the Company's marginal tax rate of 36%. (vi) Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $9.8 million, $9.3 million, and $7.4 million for the three months ended June 30, 2017, March 31, 2017, and June 30, 2016, respectively. The amount of such adjustment was an addition to net interest income of $19.1 million and $14.3 million for the six months ended June 30, 2017 and 2016, respectively. Net income from discontinued operations-general operations for the relevant period is defined as GAAP net (loss) income from discontinued operations, adjusted to reflect the impact of excluding the non-GAAP adjustments of (iii) and (v) on slide 6 and (iv) divestiture expenses related to Scout for the relevant period. The Company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain GAAP financial measures as it has an unusually large impact on the Company’s financial statements.   Earnings per share from discontinued operations-general operations (diluted) is calculated as earnings per share from discontinued operations (diluted) as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments of (iii) and (v) on slide 6 and (iv) divestiture expenses related to Scout for the relevant period.

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended

Consistent Loan Growth Average Total Loans 5 Year CAGR 15.3%

Net Charge-Off History (1) Commercial Loans includes commercial & industrial, commercial credit card, asset-based and factoring loans. (2) Other includes all real-estate related loans (commercial, residential and HELOC) plus consumer loans and DDA charge-offs.

Loan Classification Trends % of total actual loans

Key Performance Metrics See slides 5 through 7 for additional disclosures and reconciliations related to these non-GAAP financial measures. Operating metrics for third and fourth quarter 2016 are not available on a continuing operations basis. (2) (2)

2Q 2017 Financials

Noninterest Income – 2Q 2017 Noninterest income increased $7.4 million, or 7.2%, compared to 1Q’17, primarily driven by: $2.5 million in higher bankcard fees, driven by increased commercial card interchange and reduced card rewards and rebates paid out; an increase of $1.0MM in Fund Services revenue and $945k in wealth management revenue, both included in trust and securities processing; and a $1.7 million increase in other income, due to a gain of $986k on the sale of a branch building and $428k in increased derivative income. Noninterest income increased $7.5 million, or 7.3%, compared to 2Q’16, driven largely by: a $1.9MM increase in wealth management revenue and a $1.1MM increase in Fund Services revenue, both in trust and securities processing; higher bankcard fees driven by $2.2MM in reduced card rewards and rebates paid out, and a $1.0MM increase in interchange income; and a $1.6 million increase in 12b-1 income recorded in brokerage fees. 2nd Quarter ‘17 Drivers

Bankcard Fees Noninterest Income Composition – 2Q 2017 Service Charges on Deposit Accounts Trust & Securities Processing Gains on Sales of Securities Other Brokerage Fees Trading & Investment Banking Trust & Securities Processing Composition: ($ in millions) Insurance Fees & Commissions Equity Earnings on Alt. Invest. Source of Income: 2Q’17 1Q’17 2Q’16 Asset Servicing $ 23.2 $ 22.2 $ 22.1 Bank (Inst. & Personal Asset Mgmt.) 21.6 20.3 19.0   $ 44.8 $ 42.5 $ 41.1 Excludes ($0.2MM) unrealized loss from Equity Losses on Alternative Investments, which represents (0.2%) of noninterest income

Noninterest expense increased $3.1MM, or 1.8%, compared to 1Q’17, driven by: timing-related variances in marketing and business development expense; higher business activity-related processing fees; and increased legal and consulting expense; partially offset by decreases in other expenses driven by lower operating losses and lower salaries and benefits expense Noninterest Expense – 2Q 2017 2nd Quarter ‘17 Drivers (1) Operating noninterest expense, which excludes the impact of fair value adjustments on contingent consideration, acquisition expenses and non-acquisition related severance expense, was $176.7 million for the second quarter 2017, an increase of $3.3 million, or 1.9 percent, compared to the linked quarter, and $9.8 million, or 5.9 percent, compared to the second quarter 2017. See slides 5 through 7 for a reconciliation of this non-GAAP financial measure. Noninterest expense increased $8.5MM, or 5.1%, compared to 2Q’16, driven by: a $5.5MM increase in salary and benefits expense, including a $1.1MM increase in fair value adjustments on the deferred compensation plan; higher consulting expense and equipment expense related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems; and higher processing expenses in healthcare, fund servicing, and institutional businesses.

Discontinued Operations Summary – Q2 2017 Components of (loss) income from Discontinued Operations, net of taxes $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include divestiture expense and non-acquisition related severance expense. See the non-GAAP reconciliations and additional information on these items on slides 5-7.

Securities Held to Maturity $1.3 billion at June 30, 2017 Securities Available for Sale $6.2 billion at June 30, 2017 High Quality Investment Portfolio Agencies Corporates Municipals Mortgage-Backed Securities Treasuries (2) (1) Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $6.3 billion Average Yield: 2.16% Duration: 43 months Average Balance: $1.2 billion Average Yield: 3.82% Duration: 79 months Total Portfolio Average Yield: 2.45% Duration: 49 months

Securities and Loan Statistics AFS Portfolio Activity (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. Loan Portfolio Statistics at June 30, 2017 Variable Rate Loans: $6.5 billion or 60% of loan book ~45% of variable loans are tied to Prime for the next quarter ~54% of variable loans are tied to Libor for the next quarter Loan Repricing/Maturity Schedule 56% in 2nd quarter 2017 66% in the next 12 months

Deposit Growth Deposits & Percent of Free Funds Average Balances; $ in billions 2Q 2017 Cost of Interest-Bearing Liabilities 0.45% Including DDA 0.30% $11.6 $13.4 $12.3 $15.0 $15.6

Strong Capital Position Capital Ratio Trends 2015 - 2017 ratios calculated under Basel III requirements. Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1

Business Segment Updates

Segment Financials

Asset Servicing Assets Under Administration $ in billions Noninterest income from Fund Services for 2Q17 increased $1.0 million, or 4.6% compared to 1Q17 Investment Management Series Trusts have 84 active funds and $18.5 billion in assets at June 30, 2017; AUA in this product stood at $2.5 billion 5 years ago, at June 30, 2012 UMB Fund Services was named a Top Workplace for the eighth straight year by the Milwaukee Journal Sentinel 2nd Quarter Statistics

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency

UMB Fund Services – Turnkey Solutions A turnkey, cost-effective means of starting and operating a mutual fund—ideal for advisors who wish to offer a mutual fund to enhance their product line. Ideal for advisors seeking a low-cost pooled alternative to enter the qualified retirement plan market space. Registering your hedge fund under the ’40 Act offers the ability to broaden distribution and increase fund transparency. A turnkey solution to launch your exchange-traded fund quickly and cost-effectively. Investment Managers Series Trust Premier Advisor Collective Investment Fund Series Registered Fund Solutions Exchange Listed Funds Trust

Bank Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services (1) (1) Includes Prairie Capital Management (PCM’s) income and expense. Net Interest Income Noninterest Income Noninterest Expense Line of Business Detail – 2Q’17 (as a percentage of Bank Segment) Average loans for 2Q’17 were $10.8 billion, an increase of 2.4% on a linked-quarter basis (+9.5% annualized) and 9.4% year-over-year Average loan yield for 2Q’17 was 4.18% compared to 4.09% in the previous quarter and 3.82% in 2Q’16 Total debit and credit card purchase volume was $2.7 billion for 2Q’17, producing interchange income of $21.7 million HSA deposits stood at $1.8 billion at quarter-end, an increase of 30.3% compared to a year ago. Healthcare deposits represented 11.8% of average total company deposits. FDIC sweep balances in Institutional Banking stood at $53.1 billion at June 30, 2017, a year-over-year increase of 18.9% UMB ranks #20 in the 2017 American Banker Association listing of the Top 100 Farm Lenders in the nation 2nd Quarter Highlights

Bank - Diverse Sources of Net Income Prior periods have been restated in discontinued operations format. Percentages less than 1% have been omitted. Includes PCM’s income and expense. Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services Treasury & Other (3) 2Q’17 1Q’17 2Q’16 $50.8M $51.8M $51.6M Bank Segment Net Income Before Tax (1) (2)

Loan Paydowns, Payoffs, and Line Changes

Bank – Loan Composition Diverse Loan Book (Average Loan Balances for the three months ended June 30, of the indicated year) Commercial Credit Card Commercial & Industrial HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other $6.2B $6.9B $8.1B $9.9B $10.8B Factoring Loans Asset-Based Loans Percentages less than 5% have been omitted. Includes leases. (1) (2)

Colorado Kansas City Kansas Greater MO St. Louis Arizona Texas Oklahoma Marquette Transportation Fin (Natl. Sales) Nebraska Marquette Business Credit (Natl. Sales) Bank – Regional Lending $6.2B $6.9B $8.1B $9.9B $10.8B Loans by Region (Average Loan Balances for the three months ended June 30, of the indicated year) High Growth Regions 2Q’17 vs. 2Q’16 St. Louis +21.2% Nebraska +20.4% Factoring (national platform) +65.5% (1) Percentages less than 5% have been omitted.

Commercial Real Estate Portfolio CRE & Construction Lending (Average Loan Balances for the three months ended June 30, of the indicated year) $4.0B $3.4B $2.4B $1.9B $1.6B Investment CRE Owner Occ. CRE Construction Farmland Multi-Family CRE Residential Construction (1) Percentages less than 5% have been omitted.

Bank – Total Deposits Diverse Sources of Deposits (Average Deposits for the three months ended June 30,) $11.6B $12.3B $13.4B $15.0B $15.6B Personal Banking - Consumer Commercial Institutional - IAM Personal Banking - Private Wealth Asset Servicing Healthcare Institutional - IBIS Small Business Other (1) Percentages less than 5% have been omitted.

$10.2B $11.6B $12.8B $13.6B $14.3B $1.2B $1.4B $1.6B $1.7B $1.6B Home Equity Lines of Credit $ in millions Assets Under Management $ in millions Personal Banking

Institutional Banking – Business Description Investor Solutions Corporate Trust Investment Banking Public Finance Distressed Debt FDIC Sweep Provides banking solutions to 7 of top 10 clearing Broker-Dealer’s and 6 of top 10 independent Broker-Dealer’s Provides services to more than 25MM investor accounts and is the 2nd largest provider in U.S. Continue to partner with Bank Product & Services team to enhance card offerings in both debit and credit space 5th largest trust provider and 4th largest paying agent by number in U.S. Approximately $12B in administration Opened corporate trust office in Texas in January 2016 & Phoenix in February 2017 Continue to explore additional products to offer $23.7B par value bonds traded in 2016 Completed Texas expansion in April 2016 with 14 new Investment Bankers and NY expansion in January 2017 with 5 new investment bankers Dallas & NY expansion will help us build out distribution channels and product beyond traditional correspondent segment Provide underwriting services for healthcare, municipalities, educational institutions and other corporate clients Consistently among the top 5 bank qualified municipal underwriters in the nation Expanding distribution coverage to increase ability to underwrite Non-Bank Qualified offerings Workout defaulted bond deals on behalf of bondholder Industry reputation has allowed team to work on major bankruptcies within corporate and municipal space Plan to expand by adding additional workout attorneys to group Added NYC office in January 2017 Offers Broker-Dealer clients FDIC Sweep option as a liquidity alternative to overnight money funds Expand ~$54 billion program with additional Source Institutions (Broker-Dealers, Trust Companies, RIA’s)

Institutional Banking $ in billions

Healthcare Services 2013 2014 2015 2016 2Q’17 HSA investment assets as % of total healthcare deposits & assets 7.4% 8.3% 9.2% 8.7% 11.2% HSA deposits as % of total UMB deposits 4.4% 6.2% 7.8% 9.7% 11.5% +32.4% June 30, 2017 vs. June 30, 2016 Healthcare Deposits & Assets $ in millions $2,083M $1,765M $1,292M $918M $642M

Industry information source: Devenir Research 2016 Year-End HSA Market Statistics & Trends report dated February 22, 2017. Rankings as of December 31, 2016. Deposit and asset growth rates on an annual basis, as of December 31, 2016 HCS represents a unique asset as one of the top 5 leaders in a high growth, niche market. Growth Rates – Deposits and Assets Healthcare Services – Growth & Potential

Multi-Channel Healthcare Strategy UMB offers a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners Broker/Employer TPAs Health Plans Technology Firms Payment Aggregators Healthcare Partners HCS Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions) $2.7B $1.7B $2.2B $2.3B $2.6B 1.1% 1.6% 1.4% 1.3% 1.3%

Appendix

Agreement to Sell Scout Investments – April 20, 2017 This transaction allows us to allocate more time, energy and capital to our core banking businesses as well as our asset servicing operations. While Scout has generated shareholder value over the years, it has limited connectivity with our relationship-based banking model and lacks the required scale and diversification for continued growth. Our diversified financial services model stands. This is an opportunity for even greater emphasis on driving results and organic growth in our commercial, private wealth, institutional banking, payments, healthcare, consumer and asset servicing businesses. Scout will benefit from partnering with a firm whose sole focus is on the institutional-quality asset management business, providing an environment that can bring enhanced distribution capabilities, scale, dedicated resources and capital. Strategic Rationale Transaction Summary Acquirer -- Carillon Tower Advisers, a subsidiary of Raymond James Financial Consideration -- $172.5 million in cash, subject to customary purchase price adjustments Price Adjustments -- Revenue run rate adjustments and working capital adjustments for changes between signing and closing The purchase price is reduced by $2.4 million for each percentage point that the revenue run rate is less than 93% but greater than 75% Closing Conditions -- Approval by seller and buyer mutual fund boards; Closing date revenue run rate must be greater than or equal to 75% of revenue run rate at signing Required Approvals -- Customary regulatory approvals, including Hart-Scott-Rodino Anticipated Closing -- By year-end 2017 (1) Revenue run rate is based on annualized fees from clients’ AUM as of the last business day of the month before announcement and is not affected by market performance. For full transaction details, refer to the Stock Purchase Agreement included in the Form 8-K filed with the SEC on April 20, 2017.

AUM Drivers $ in millions Scout Investments 1Q’17 4Q’16 3Q’16 2Q’16 2Q’17 Equity Scout Funds ($146MM) Separate Accts ($309MM) Fixed Income Scout Funds ($94MM) Separate Accts ($171MM) 2Q’17 Net Flows

Scout Investments – AUM by Strategy Equity Fixed Income Equity Strategies International MidCap International ADR Emerging Markets Global Small Cap Other: Equity Opportunity Fixed Income Strategies Core Plus Low Duration Long Duration Core Real Return Unconstrained Intermediate Other: Global Aggregate Unconstrained UCITS (1) Total AUM - $27.5 billion as of June 30, 2017 These funds were liquidated during the quarter, impacting net outflows by ($28.5) million.